UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2019 (December 5, 2019)

Univar Solutions Inc.

(Exact name of registrant specified in its charter)

Delaware	001-37443	26-1251958
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

(331) 777-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

Item 8.01	Other Events.

The purpose of the Current Report on Form 8-K/A is to amend the Current Report of Form 8-K of Univar Solutions Inc. (the “Company”), filed on December 6, 2019, which described the general terms of a purchase agreement (the “Purchase Agreement”) entered into between the Company and AEA Investors (the “Purchaser”). Pursuant to the Purchase Agreement, the Purchaser will pay a contract purchase price of $195 million, of which $190 million will be paid in cash and $5 million will be paid with a subordinated note, subject to certain adjustments set forth in the Purchase Agreement, including for cash, indebtedness, seller transaction expenses, and working capital at the closing of the sale of the Business (the “Transaction”). The Transaction was approved by the Company’s Board of Directors and is expected to close by the end of 2019 or early 2020, subject to the receipt of regulatory approvals and customary closing conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 codified in Section 27A of the Securities Act, and Section 21E of the Exchange Act, Some forward-looking statements may be identified, without limitation, by the use of forward-looking terminology such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “could,” “would” and similar expressions. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this communication and include statements regarding, among other things, statements regarding the Transaction, the expected benefits of the Transaction and the expected timing of the Transaction. Forward-looking statements are based upon the Company’s current expectations and beliefs concerning future developments and their potential effect on the Company and the Transaction. While the Company believes that forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company or the Transaction will be those anticipated. A number of important factors could cause actual results to differ materially from those contained in or implied by the forward-looking statements, including those reflected in forward-looking statements relating to the Company’s operations and business and the risks and uncertainties discussed in Part I, Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in the Company’s Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings, as well as various factors related to the proposed Transaction, including but not limited to: the ability to satisfy the conditions to closing of the Transaction on the expected timing or at all and other risks related to the completion of the Transaction; the ability to obtain required regulatory approvals for the Transaction on the expected timing or at all; the ability to complete the Transaction on the expected terms and timing or at all; higher than expected or unexpected costs associated with or relating to the Transaction; the risk that expected benefits of the Transaction may not be achieved in a timely manner or at all; and the risk that disruption from the Transaction may adversely affect the Company’s business and its relationship with customers, suppliers, distributors or employees. There can be no assurance that the proposed Transaction will in fact be consummated in the manner described or at all.

All forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, and changes in future operating results over time or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2019	UNIVAR SOLUTIONS INC.

	By:	/s/ Noelle J. Perkins
	Name:	Noelle J. Perkins
	Title:	Senior Vice President, General Counsel and Secretary